UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2020

MICT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35850	27-0016420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip Code)

(201) 225-0190

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MICT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 13, 2020, the board of directors of MICT, Inc., a Delaware corporation (the “Company”) appointed Arie Rand as Chief Financial Officer of the Company, effective September 14, 2020. From 2013 until June 2020, Mr. Rand served as Chief Financial Officer of Edwards Lifesciences (Israel ) Ltd., a wholly owned subsidiary of Edwards Lifesciences, Inc., a publicly traded company listed on the New York Stock Exchange. From October 2010 until 2012, Mr. Rand served as Chief Financial Officer of Deltathree, Inc., a publicly traded company. Mr. Rand holds a B.A. in Natural Sciences and Accounting and Economics from Bar Ilan University, and an MBA (Finance) from Bar Ilan University.

MICT Telematics Ltd. (“MICT Telematics”), a wholly owned subsidiary of the Company, entered into an Employment Agreement (the “Employment Agreement”) with Mr. Rand, which provides for Mr. Rand’s employment as an at-will employee. The Employment Agreement provides for a base salary of NIS 32,250 per month, plus NIS 11,750 per month for global overtime. Furthermore, MICT Telematics and Mr. Rand shall maintain an advanced study fund into which, among other stipulations, MICT Telematics shall contribute on an ongoing basis amounts equal to 7.5% of Mr. Rand’s salary. Either party may terminate the Employment Agreement at its own discretion at any time by giving prior written notice of 90 days to the other party. Furthermore, the Company may terminate Mr. Rand immediately in the event of a Justifiable Cause, as such term is defined in the Employment Agreement.

The foregoing summary of the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employment Agreement, which the Company intends to file as an exhibit to the Company’s quarterly report on Form 10-Q for the period ending September 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICT, INC.

Dated: September 15, 2020	By:	/s/ Darren Mercer
		Name:	Darren Mercer
		Title:	President and Chief Executive Officer

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